EXHIBIT 10.46

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked by a series of asterisks.

October 12, 2004

BY FAX and FEDERAL EXPRESS

Neose Technologies Inc.
102 Witmer Road
Horsham, PA 19044
USA

Attention: Head of Business Development
Fax: + 1 215-315 9100

Attention: General Counsel
Fax: + 1 215-315 9100

Re:

Research, Development and License Agreement Between Neose Technologies, Inc. and Novo Nordisk A/S dated as of November 17, 2003, as amended by letter agreement of December 18, 2003 (the “Agreement”) (******)

Ladies and Gentlemen:

The purpose of this letter is to amend the Agreement in certain respects to reflect our recent discussions.  Capitalized terms used and not otherwise defined in this letter are used as defined in the Agreement.

1.

In accordance with Sections 2.2 and 2.3.1, the Parties wish to amend the Work Plan to reflect changes in the development of the New ****** Product.  Exhibit 2.2 to the Agreement is hereby deleted and is replaced in its entirety by the Exhibit 2.2 attached to this letter (the “Amended Exhibit 2.2”), which is hereby appended to and incorporated into the Agreement.

2.

Novo has paid Neose an ****** in the amount of ****** under the Agreement and the ****** Agreement (the “******”).  The Parties agree that Neose shall ****** the ******, but that the ****** shall be ****** under the Agreement, as hereby amended, in respect of the new ****** Product ****** outlined in the Amended Exhibit 2.2 and any other ****** Product ****** that are mutually agreed upon between the Parties, included in a further amended Exhibit 2.2, and

****** — Material has been omitted and filed separately with the Commission.

Neose Technologies, Inc.
October 12, 2004

completed prior to ******.  If and to the extent that such ****** has not ****** by ****** and unless otherwise agreed upon by the Parties in a subsequent amendment of the Agreement, Neose may ****** any ****** and Neose shall be entitled to terminate the Agreement with respect to the New ****** Product only, effective upon thirty (30) days written notice to Novo.

3.	Section 3.2 of the Agreement is hereby amended and restated in its entirety as follows:

Milestone Payments Relating to Development of the New ****** Product.  In consideration of the development efforts of Neose under the Work Plan, Novo shall pay Neose the amount of each milestone payment described in this Section 3.2 with respect to the development of the New ****** Product.  With respect to the milestone payments described in Sections 3.2.1 through 3.2.5, the Parties agree that Neose shall have earned the right to receive each respective milestone payment, and Novo shall be obligated to pay the milestone payment and shall have met its diligence obligations with respect to the respective milestone, in each case, as a result of either (i) the achievement of the milestone event prior to the occurrence of the corresponding anniversary date or (ii) the occurrence, alone, of the corresponding anniversary date.  With respect to the milestone payments described in Sections 3.2.6 through 3.2.9, Neose shall have earned the right to receive each respective milestone payment, and Novo shall be obligated to pay the milestone payment, as a result of the of the achievement of the milestone event.

4.	Section 3.2.1 of the Agreement is hereby amended and restated in its entirety as follows:

****** upon the ****** to occur of (i) first date on which there shall be a candidate which has been shown to meet the ****** for the New ****** Product, and Neose shall have delivered to Novo ****** for the production of such candidate; and (ii) ******.

5.

The Parties acknowledge and agree that they may mutually determine to extend the date set forth in clause (ii) of Section 3.2.1 (as set forth above) until ****** through a further amendment of the Agreement, without any ******, provided, however, that Neose would be ****** for the Neose Project-Related Costs for any additional work, by means of the ****** and/or the application of the funding arrangements set forth in Section 2.3 of the Agreement.  Each Party shall be entitled to act in its sole discretion in making such determination.

****** — Material has been omitted and filed separately with the Commission.

Neose Technologies, Inc.
October 12, 2004

This letter amends the Agreement only as herein set forth and in all other respects the Agreement is ratified and confirmed.  Two originals of this letter amendment are enclosed in our Federal Express package, each of which has been executed on behalf of Novo. Please indicate the agreement of Neose with the terms of this letter by having this letter executed on behalf of the company in the space provided below, and return one fully executed copy to Novo Nordisk A/S by fax (+ 45 44 42 18 30) and Federal Express or DHL courier (each to the attention of Jannie Fuhlendorff, Scientific Licensing).

Sincerely yours,

Jannie Fuhlendorff
Scientific Licensing
Novo Nordisk A/S

ACCEPTED AND AGREED

NEOSE TECHNOLOGIES INC.		NOVO NORDISK A/S

By:	/s/ ROBERT I. KRIEBEL	By:	/s/ MADS KROGSGAARD THOMSEN

Name:	Robert I. Kriebel	Name:	Mads Krogsgaard Thomsen
Title:	Sr. Vice President & CFO	Title:	Executive Vice President
November 9, 2004

Neose Technologies, Inc.
October 12, 2004

AMENDED EXHIBIT 2.2

******

****** — Material has been omitted and filed separately with the Commission.